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                                                                      Exhibit 32

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C.(S)1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 29, 2003

                                          /s/ Fred B. Parks
                                          -------------------------
                                          Fred B. Parks
                                          Chairman and Chief Executive Officer

                                          /s/ Todd E. Paulson
                                          -------------------------
                                          Todd E. Paulson
                                          Vice President, Finance and Controller